SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         |X|

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                         MORGAN KEEGAN SELECT FUND, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
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      (3)   Filing Party:
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


                         MORGAN KEEGAN SELECT FUND, INC.

                                  May 23, 2001

Dear Shareholder:


      The enclosed proxy materials relate to a special meeting of the shareholders of Morgan Keegan Select Fund, Inc. ("Company") to be held on June 25, 2001. As discussed in more detail in the Proxy Statement, Regions Financial Corp. ("Regions") acquired Morgan Keegan, Inc, Morgan Asset Management, Inc.'s ("Morgan Asset Management") parent entity, on March 30, 2001. As a result, interim advisory agreements between Morgan Asset Management and the Funds were executed to replace the former contracts, which automatically terminated. The proxy materials seek your approval of the following proposals: (i) approval of the new investment advisory agreements between the Company, on behalf of Morgan Keegan Select Financial Fund ("Select Financial Fund"), Morgan Keegan Select Capital Growth Fund, Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund (collectively the "Funds") and Morgan Asset Management; and (ii) approval of a new subadvisory agreement between Morgan Asset Management and T.S.J. Advisory Group, Inc. for the Select Financial Fund. The terms of the advisory agreements are unchanged in all material respects.

      YOUR  BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT YOU VOTE FOR BOTH
PROPOSALS. The attached proxy materials provide more information about the proposed advisory agreements between the Funds and Morgan Asset Management and the proposed subadvisory agreement between Morgan Asset Management and T.S.J. Advisory Group.

      YOUR VOTE IS IMPORTANT. Voting your shares early will permit the Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile or in person.


                                          Sincerely,


                                          /s/ Allen B. Morgan, Jr.
                                          ------------------------
                                          Allen B. Morgan, Jr.
                                          President

                         MORGAN KEEGAN SELECT FUND, INC.

                                 50 FRONT STREET
                            MEMPHIS, TENNESSEE 38103

                                   NOTICE OF A
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 25, 2001
                                -----------------

Fellow Shareholders:

      A special meeting of shareholders (the "Meeting") of Morgan Keegan Select Fund, Inc. (the "Company"), on behalf of the Morgan Keegan Select Financial Fund ("Select Financial Fund"), Morgan Keegan Select Capital Growth Fund, Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund (each a "Fund" or collectively the "Funds"), will be held on June 25, 2001 at 10:00 a.m., Central time, at 50 Front Street, Memphis, Tennessee 38103. As discussed in more detail in the enclosed Proxy Statement, Morgan Keegan, Inc. ("Morgan Keegan") and Regions Financial Corporation ("Regions") entered into a Merger Agreement pursuant to which Regions acquired all interests in Morgan Keegan. At the Meeting, shareholders will be asked to consider and act upon the following proposals:

      (1) To approve or disapprove new investment advisory agreements between each Fund and Morgan Asset Management, Inc. ("Morgan Asset Management"). The new investment advisory agreements provide that Morgan Asset Management will continue to provide investment advisory services to each Fund on the same terms and for the same compensation under which it currently operates;

      (2) To approve or disapprove a new subadvisory agreement between Morgan Asset Management and T.S.J. Advisory Group, Inc. ("T.S.J. Advisory Group") for the Select Financial Fund. The new subadvisory agreement provides that T.S.J. Advisory Group will continue to provide subadvisory services to the Select Financial Fund on the same terms and for the same compensation under which it currently operates; and

      (3) To transact any other business that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

      You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Fund at the close of business on May 11, 2001. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    By Order of the Board of Directors,



                                    /s/ Charles D. Maxwell
                                    ----------------------
                                    Charles D. Maxwell
                                    Secretary


May 23, 2001
Memphis, Tennessee

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                             YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" ALL PROPOSALS. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted by telephone. To vote in this manner, you will need the 8-digit "control" number that appears on your proxy card. Shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-203-4651. If we do not receive your completed proxy card after several weeks, representatives of Morgan Keegan & Company, Inc., the funds' distributor, may contact you to remind you to vote your shares.

      Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
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


                         MORGAN KEEGAN SELECT FUND, INC.

                                 50 FRONT STREET
                            MEMPHIS, TENNESSEE 38103
                                   -----------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 25, 2001
                                   -----------

                               VOTING INFORMATION

      This Proxy Statement is being furnished to shareholders of Morgan Keegan Select Fund, Inc. (the "Company"), on behalf of the Morgan Keegan Select Financial Fund ("Select Financial Fund"), Morgan Keegan Select Capital Growth Fund ("Capital Growth Fund"), Morgan Keegan Intermediate Bond Fund ("Intermediate Bond Fund") and Morgan Keegan High Income Fund ("High Income Fund") (each a "Fund" or collectively the "Funds") in connection with the solicitation of proxies from each Fund's shareholders by the board of directors of the Company (the "Board") for use at a special meeting of shareholders to be held on June 25, 2001 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement is first being mailed to shareholders on or about May 23, 2001. A listing of each Fund and the proposals applicable to each fund is set forth below.

FUNDS                                         PROPOSALS APPLICABLE TO FUNDS
-----                                         -----------------------------
Capital Growth Fund                                         1
Intermediate Bond Fund                                      1
High Income Fund                                            1
Select Financial Fund                                    1 and 2

      A majority of each Fund's shares outstanding on May 11, 2001 (the "Record Date"), represented in person or by proxy shall constitute a quorum and must be present for the transaction of business at the Meeting. Each outstanding full share of a Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Company prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      The solicitation of proxies, the cost of which will be borne by Morgan Asset Management, Inc. ("Morgan Asset Management"), will be made primarily by mail but also may be made by telephone or oral communications by representatives of Morgan Keegan & Company, Inc. ("Morgan Keegan & Co."), the Funds' distributor, none of whom will receive any compensation from the Funds for these activities. If votes are recorded by telephone, the Company will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or by facsimile. Proxies voted by telephone or by facsimile may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked. Information as to the number of outstanding shares of each Fund as of the Record Date is set forth below:

FUNDS                                         NUMBER OF OUTSTANDING SHARES
-----                                         ----------------------------
Capital Growth Fund                                   2,471,002.769
Intermediate Bond Fund                                2,451,537.106
High Income Fund                                      4,589,419.385
Select Financial Fund                                 1,957,169.910

      Except as set forth in Appendix A, Morgan Keegan & Co. does not know of any person who owns beneficially 5% or more of the shares of any Fund. As of the record date, the Funds' directors and officers own in the aggregate less than 2.47% of the shares of each Fund.

DESCRIPTION OF THE TRANSACTION

      Morgan Keegan, Inc. ("Morgan Keegan") is the parent company of Morgan Asset Management. Regions Financial Corporation ("Regions") acquired Morgan Keegan on March 30, 2001 (the "Transaction") pursuant to a Merger Agreement (the "Merger Agreement"). As a result of the Transaction, Morgan Keegan was liquidated and MAM became a wholly owned subsidiary of M.K. Holdings, Inc., a wholly owned subsidiary of Regions. Morgan Keegan stockholders received a number of shares of Regions' common stock valued at $27.10 for each share of Morgan Keegan common stock at the time the merger was completed.

      Morgan Asset Management serves as investment adviser to each of the Funds. The advisory agreements between Morgan Asset Management and the Funds that were in effect prior to the Transaction automatically terminated because Regions acquired Morgan Keegan, which controlled Morgan Asset Management. Morgan Asset Management is currently serving as investment adviser under interim advisory agreements that have been put in place by the Board for a period up to the time of shareholder approval of the new advisory agreements or 150 days after the change of control, whichever occurs first. Therefore, in connection with the Transaction and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), shareholders of each Fund are being asked to approve its respective proposed advisory agreement ("Proposed Advisory Agreements") between the Company, on behalf of each Fund, and Morgan Asset Management. The Proposed Advisory Agreements are substantially identical to the former advisory agreements for such Fund (the "Former Advisory Agreements"). In the event shareholders of a Fund do not approve the Proposed Advisory Agreement, the Board will consider appropriate action as explained more fully below under "Factors Considered by the Directors."

      Allen B. Morgan, Jr., Chairman of the Board and President of the Company, and Joseph C. Weller, Vice President, Treasurer and Assistant Secretary of the Company, are also employees of Morgan Asset Management. As a result of the direct and indirect interests in the Transaction and in Morgan Asset Management and its affiliates, as well as the employment arrangements with Morgan Asset Management, each of these persons may be deemed to have a substantial interest in shareholder approval of the matters set forth in this Proxy Statement.

PROPOSAL 1 APPLIES TO EACH OF THE SELECT FINANCIAL FUND, CAPITAL GROWTH FUND,
-----------------------------------------------------------------------------
INTERMEDIATE BOND FUND AND HIGH INCOME FUND
-------------------------------------------

      PROPOSAL 1.       Approval  of  new  investment   advisory  agreements
      ----------        between each Fund and Morgan Asset  Management.  The
                        new investment advisory agreements provide that Morgan Asset Management will continue to provide investment advisory services to each Fund on the same terms and for the same compensation under which it currently operates.


SUMMARY OF PROPOSAL 1

      Morgan Asset Management has served as investment adviser for the Company on behalf of each of the Funds, since their respective inceptions. Morgan Asset Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is located at 50 Front Street, Memphis, Tennessee 38103.

      Shareholders of each Fund are being asked to approve the Proposed Advisory Agreements with Morgan Asset Management. The consummation of the Transaction may be deemed to have constituted an "assignment," as defined in the 1940 Act, of each Fund's Former Advisory Agreement with Morgan Asset Management. As required by the 1940 Act, the Former Advisory Agreements provided for automatic termination in the event of an assignment. Accordingly, the Former Advisory Agreements terminated upon the consummation of the Transaction. Morgan Asset Management is currently serving as investment adviser under interim advisory agreements that have been put in place for a period up to the time of shareholder approval of the corresponding new advisory agreement or 150 days after the change of control, whichever occurs first. The Proposed Advisory Agreements are being proposed to enable Morgan Asset Management to continue to manage the Funds. The dates that the Former Advisory Agreements for the Funds were last submitted for shareholder approval were as follows:


                                                              SHAREHOLDER
FUNDS                                 CONTRACT DATE          APPROVAL DATE
-----                                 -------------          -------------

Intermediate Bond Fund and          February 26, 1999       January 13, 1999
   High Income Fund
Select Financial Fund                August 21, 2000        August 21, 2000
Select Capital Growth Fund           November 1, 2000       October 30, 2000


      At a meeting of the Board held on February 14, 2001, the Board, including all of the directors who are not "interested persons" of the Company, as defined in the 1940 Act ("Independent Directors"), Morgan Asset Management or Regions, unanimously approved that each Proposed Advisory Agreement was in the best interest of shareholders, and voted to recommend that the shareholders of each Fund approve proposals to adopt the Proposed Advisory Agreements with Morgan Asset Management.

POST-TRANSACTION STRUCTURE AND OPERATIONS

      Upon completion of the Transaction, Regions acquired control of Morgan Asset Management and its affiliates. Regions has merged its existing brokerage operations into Morgan Keegan & Co., Morgan Keegan's broker dealer subsidiary. Mr. Morgan, who was chairman and chief executive officer of Morgan Keegan and Morgan Keegan & Co. before the transaction, continues to be chairman and chief executive officer of Morgan Keegan & Co. Mr. Morgan also joined the board of directors of Regions and became a member of its Leadership Team after completion of the Transaction.

      At the February 14, 2001 meeting, the Board of the Company was assured that Morgan Asset Management would maintain its operational autonomy and continuity of management, operating as a separate subsidiary of Regions. The Board was assured that Morgan Keegan would continue to retain its own identity and that Regions is committed to the people and process that have led to Morgan Asset Management's success over the years. Accordingly, no adverse impact on the management services that Morgan Asset Management currently provides has occurred or is anticipated to occur in connection with the Transaction, and the Funds should continue to receive the same high quality of service after the Transaction.

      No change in any Fund's portfolio manager(s) or portfolio management teams has occurred, or is anticipated to occur, in connection with the Transaction. However, there can be no assurance that any particular Morgan Asset Management employee will choose to remain employed by Morgan Asset Management.

DESCRIPTION OF REGIONS

       Regions is incorporated in Delaware and is a financial holding company which provides banking and other financial services. With over 800 banking offices, Regions has banking operations in Alabama, Arkansas, Florida, Georgia, Louisiana, South Carolina, Tennessee and Texas. Regions has banking-related subsidiaries engaged in mortgage banking, credit life insurance, leasing and securities brokerage activities with offices in various Southeastern states. As of March 31, 2001, Regions' total assets were approximately $46.16 billion. Regions was organized under the laws of the state of Delaware and commenced operations in 1971 under the name First Alabama Bancshares, Inc. In 1994, the name of First Alabama Bancshares, Inc. was changed to Regions Financial Corporation. Regions is located at 417 North 20th Street, Birmingham, Alabama 35203. Regions is publicly owned, with no shareholder currently owning more than 5% of its outstanding securities.

ANTICIPATED BENEFITS OF THE TRANSACTION

      Morgan Asset Management believes that the Transaction and the resulting affiliation with Regions benefits Morgan Asset Management and the Funds in a number of ways, including the following:

      o The affiliation with Regions expands the Funds' opportunities for asset growth and related benefits.

      o The combined resources of M.K. Holdings, Inc. and Regions improves their ability to compete in the evolving and competitive financial services industry.

      o Morgan Asset Management's access to greater resources can provide for continued innovation and improved services.

      o Morgan Asset Management employees have additional opportunities associated with the benefits of being part of a larger, financially stronger company, which will further Morgan Asset Management's ability to attract and retain the best people.

INFORMATION ABOUT MORGAN ASSET MANAGEMENT

      The Funds are managed by Morgan Asset Management, a wholly owned subsidiary of M.K. Holdings, Inc. Pursuant to both the Former Advisory
Agreements and the Proposed Advisory Agreements, Morgan Asset Management is responsible for the overall investment management of the Funds. Subject to the supervision of the Board of Directors, Morgan Asset Management manages the investment and other affairs of each Fund and directs the investment of each Fund's assets in accordance with its investment objective, policies and limitations pursuant to the Former Advisory Agreements. Founded in 1986, Morgan Asset Management had approximately $400 million in total assets under management as of March 31, 2001. Morgan Asset Management is located at 50 Front Street, Memphis, Tennessee 38103.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

      The Board determined that the terms of the Proposed Advisory Agreements are fair and reasonable and that approval of the Proposed Advisory Agreements on behalf of each Fund is in the best interests of the Company and its shareholders. The Board also determined that the continuity and efficiency of investment advisory services can best be assured by approving the Proposed Advisory Agreements. The Board believes that the Proposed Advisory Agreements will enable each Fund to continue to enjoy high quality investment advisory services at costs that they deem appropriate, reasonable and in the best interests of each Fund and its shareholders.

      In evaluating each of the Proposed Advisory Agreements, the Board reviewed materials furnished by Morgan Asset Management including information regarding its affiliates and its personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and its possible effects on each Fund and its shareholders. Representatives of Morgan Asset Management discussed the anticipated effects of the Transaction with the Board. They indicated their belief that the Transaction would not adversely effect the operations of any of the Funds and the capabilities of Morgan Asset Management to provide advisory and other services to each Fund. They also noted that they believe the Funds should benefit from the resources of Regions, although there could be no assurance as to any particular benefits that may result. The Board also reviewed information regarding the investment performance of each Fund on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), as well as the fees and expenses incurred by each Fund compared to its peer group. At its May 11, 2001 meeting subsequent to the Transaction, the Board also considered developments in the initial period after the Transaction.

      The Board also specifically considered the following as relevant to its recommendations: (i) that the terms of the Proposed Advisory Agreements are substantially identical to those of the Former Advisory Agreements, except for different execution dates and effective dates; (ii) the history, reputation, qualification and background of Morgan Asset Management and Regions, as well as the qualifications of their personnel and their respective financial conditions;
(iii) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (iv) Regions' and Morgan Asset Management's representations that the same persons responsible for management of the Funds under the Former Advisory Agreements are expected to continue to manage the Funds under the Proposed Advisory Agreements, thus helping to ensure continuity of management; (v) the commitment of Morgan Asset Management to pay the expenses of the Funds in connection with the Transaction so that shareholders of the Funds would not have to bear such expenses; (vi) assurances made on behalf of Regions that Morgan Asset Management will maintain operational autonomy and continuity of management; and (vii) other factors deemed relevant by the Board.

TERMS OF PROPOSED AND FORMER ADVISORY AGREEMENTS

      The terms of each Fund's Proposed Advisory Agreement are substantively identical to the terms of that Fund's Former Advisory Agreement and differ only regarding the dates of the contracts. The stated services to be performed by Morgan Asset Management and the investment advisory fees to be paid by the Funds are identical under the Proposed Advisory Agreements and the Former Advisory Agreements. The following summary of the Proposed Advisory Agreements is qualified by reference to the Proposed Advisory Agreements attached to this Proxy Statement as Appendix B.

DESCRIPTION OF THE PROPOSED ADVISORY AGREEMENTS

      The Proposed Advisory Agreements provide that, subject to the general supervision of the Directors, Morgan Asset Management shall provide a continuous investment program for each of the Funds and determine what securities and other investments will be purchased, retained or sold by the Funds. In placing portfolio trades Morgan Asset Management may use brokerage firms that provide research services to Morgan Asset Management. During the terms of each Proposed Advisory Agreement, Morgan Asset Management will pay all expenses incurred by it and its staff for its activities in connection with their duties under the Proposed Advisory Agreement. Under the Proposed Advisory Agreements, Morgan Asset Management is required to provide such services in accordance with each

Fund's investment objectives, investment policies and investment restrictions as stated in the Company's registration statement filed with the Securities and Exchange Commission, as supplemented from time to time. The services of Morgan Asset Management to the Funds will not be exclusive under the terms of the Proposed Advisory Agreements and Morgan Asset Management will be free to, and will, render services to others.

      INVESTMENT ADVISORY FEES. For its services, Morgan Asset Management is entitled to an investment advisory fee as set out in the Proposed Advisory Agreements of Appendix B. The method and rate for calculating each Fund's investment advisory fee will be the same under each Fund's Proposed Advisory
Agreement as under its Former Advisory Agreement. If each Proposed Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, the amount of investment advisory fees payable to Morgan Asset Management by each Fund would have been identical to those payable under the Former Advisory Agreement. THERE WILL BE NO INCREASE IN THE INVESTMENT ADVISORY FEE RATES UNDER THE PROPOSED ADVISORY AGREEMENTS.

OTHER PROVISIONS UNDER THE FORMER AND PROPOSED ADVISORY AGREEMENTS

      STANDARD OF CARE. Under the Former Advisory Agreements and the Proposed Advisory Agreements, Morgan Asset Management will not be liable for any errors of judgment or mistake of law in the course of or connected with rendering services or for any loss suffered by the Company, a Fund or shareholders except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      ADVISORY SERVICES. The Former Advisory Agreements and the Proposed Advisory Agreements provide that Morgan Asset Management shall direct the investments of the Funds, subject to and in accordance each Fund's investment objective, policies and limitations as provided in each respective prospectus and other governing instruments, as amended from time to time, and any other directions and policies which the Board may issue to Morgan Asset Management from time to time.

MISCELLANEOUS

      The Proposed Advisory Agreements for Select Financial Fund, Intermediate Bond Fund and High Income Fund each provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from the effective date and shall continue from year to year thereafter with respect to each Fund, as long as such continuance is approved at least annually (1) by vote of a majority of the Board who are not interested parties to the agreements or interested persons of such parties, or (2) by the vote of a majority of the outstanding voting securities of the relevant Fund. The Proposed Advisory Agreement for Capital Growth Fund provides that it will, unless sooner terminated as described below, continue in effect for a period of one year from the effective date and shall continue from year to year thereafter with respect to the Fund, as long as such continuance is approved at least annually (1) by vote of a majority of the Board who are not interested parties to the agreements or interested persons of such parties, or (2) by the vote of a majority of the outstanding voting securities of the Fund. Each of the Proposed Advisory Agreements provides that it may not be amended without the majority vote of outstanding voting securities of the relevant Fund and that it terminates automatically in the event of its assignment.

PRINCIPAL UNDERWRITER

      Morgan Keegan & Co., whose principal offices are located at 50 Front Street, Memphis, Tennessee 38103, is the principal underwriter of the Funds' shares.

SECTION 15(F) OF THE 1940 ACT

      Regions has agreed to use its best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. In order to bring the Board's composition in accordance with the Section 15(f) requirements, William
F. Hughes, an interested director, resigned from the Board effective March 30, 2001.

      Morgan Asset Management and Regions have advised the Board that they are aware of no circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the Funds.

DIRECTORS' RECOMMENDATION

      The Board, including the Independent Directors, considered the proposal at meetings held on February 14, 2001 and May 11, 2001. The Board, including the Independent Directors, unanimously concluded that the terms of the Proposed Advisory Agreements for each Fund are reasonable, fair and in the best interests of such Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board based this decision on its evaluation of the information presented and other information made available to them, its experience with Morgan Asset Management, and Regions' assurances that there were no planned changes in the advisory personnel and that the management of Morgan Asset Management would have operational autonomy. The Board, by a vote cast at the meeting, unanimously approved and voted to recommend to the shareholders of each Fund that they approve the Proposed Advisory Agreements.

      If the shareholders of a Fund do not approve the Proposed Advisory Agreements, the Board will consider what further action to take consistent with its fiduciary duties to the Fund.

REQUIRED VOTE

      As provided under the 1940 Act, approval of the Proposed Advisory Agreements will require the affirmative vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a Fund means the lesser of (1) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the shareholder meeting.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 1
                             ----------------------

PROPOSAL 2 APPLIES TO THE SELECT FINANCIAL FUND ONLY
----------------------------------------------------

      PROPOSAL 2.       Approval of a new subadvisory agreement between
      ----------        Morgan Asset Management and T.S.J. Advisory Group,
                        Inc. ("T.S.J. Advisory Group") for the Select
                        Financial Fund. The new subadvisory agreement provides that T.S.J. Advisory Group will continue to provide subadvisory services to the Select Financial
                        Fund on the same terms and with the same compensation under which it currently operates.

SUMMARY

      As investment adviser, Morgan Asset Management is responsible for furnishing investment advisory services to the Select Financial Fund. Consistent with its responsibility, Morgan Asset Management has retained the services of T.S.J. Advisory Group as the subadviser to the Select Financial Fund.

      Shareholders of the Select Financial Fund are being asked to approve the Proposed Subadvisory Agreement. The consummation of the Transaction constituted an "assignment," as defined in the 1940 Act, of Morgan Asset Management's Former Subadvisory Agreement with T.S.J. Advisory Group. As required by the 1940 Act, the Former Subadvisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Former Subadvisory Agreement terminated upon the consummation of the Transaction. T.S.J. Advisory Group is currently serving as subadviser under an interim subadvisory agreement that has been put in place for a period up to the time of shareholder approval of the new subadvisory agreement or 150 days after the change of control, whichever is first. Therefore, in connection with the Transaction and as required by the 1940 Act, shareholders of the Select Financial Fund are being asked to approve the proposed subadvisory agreement ("Proposed Subadvisory Agreement") to enable T.S.J. Advisory Group to continue to manage the Select Financial Fund's investments.

      At a meeting of the Board held on February 14, 2001, the Board, including all of the Independent Directors, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of the Select Financial Fund approve, a proposal to adopt the Proposed Subadvisory Agreement effective upon shareholder approval.

INFORMATION ABOUT T.S.J. ADVISORY GROUP

      Founded in 2000, the subadviser, T.S.J. Advisory Group, is controlled by T. Stephen Johnson, who also controls T. Stephen Johnson and Associates, Inc., a bank consulting firm and investment adviser in the Southeast established in 1986, and W. James Stokes. Currently, the Select Financial Fund is the only account managed by T.S.J. Advisory Group. As of March 31, 2001, the Select Financial Fund had more than $21 million in total assets. T.S.J. Advisory Group is responsible for the day-to-day management of the Select Financial Fund and makes investment decisions and places orders to buy, sell or hold a particular security. Morgan Asset Management pays T.S.J. Advisory Group an advisory fee equal to an annual rate of 0.75% of the fund's average daily net assets.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

      The Board determined that the terms of the Proposed Subadvisory Agreement are fair and reasonable and that approval of the Proposed Subadvisory Agreement on behalf of the Select Financial Fund is in the best interest of the Select Financial Fund. The Board also determined that the continuity and efficiency of management services can best be assured by approving the Proposed Subadvisory Agreement on behalf of the Select Financial Fund. The Board believes that the Proposed Subadvisory Agreement will enable the Select Financial Fund to continue to enjoy quality investment subadvisory services with regard to its investments at a cost that they deem appropriate, reasonable and in the best interests of the Select Financial Fund and its shareholders.

      In evaluating the Proposed Subadvisory Agreement, the Board reviewed materials furnished by Morgan Asset Management and T.S.J. Advisory Group including information regarding their respective affiliates and their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and its possible effects on the Select Financial Fund and its shareholders. Representatives of Morgan Asset Management discussed with the Board the anticipated effects of the Transaction and indicated their belief that as a consequence of the Transaction, the operations of the Select Financial Fund and the capabilities of T.S.J. Advisory Group to provide subadvisory and other services to the Select Financial Fund would not be materially adversely affected.

      The Board also specifically considered the following as relevant to their recommendations: (i) that the terms of the Proposed Subadvisory Agreement are substantially identical to those of the Former Subadvisory Agreement, except for different execution dates and effective dates; (ii) the history, reputation, qualification and background of T.S.J. Advisory Group, as well as the qualifications of its personnel and its financial condition; (iii) that the fee and expense ratios of the Select Financial Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (iv) the relative performance of the Select Financial Fund since commencement of operations to comparable mutual funds and unmanaged indices; (v) the commitment of Morgan Asset Management to pay the expenses of the Select Financial Fund in connection with the Transaction so that shareholders of the Select Financial Fund would not have to bear such expenses; and (vi) other factors deemed relevant by the Board.

TERMS OF PROPOSED AND FORMER SUBADVISORY AGREEMENTS

      The terms of the Select Financial Fund's Proposed Subadvisory Agreement are substantially identical to the terms of the Former Subadvisory Agreement. Morgan Asset Management pays a portion of the fee it receives from the Select Financial Fund to T.S.J. Advisory Group as compensation for subadvisory services to the Select Financial Fund. The stated subadvisory fee to be paid by Morgan Asset Management is identical under the Proposed Subadvisory Agreement and the Former Subadvisory Agreement. Morgan Asset Management will pay T.S.J. Advisory Group a subadvisory fee at the annual rate of 0.75% of the Select Financial Fund's average daily net assets. The Former Subadvisory Agreement dated August 21, 2000 was most recently submitted to shareholders for initial approval on August 21, 2000.

DESCRIPTION OF THE PROPOSED SUBADVISORY AGREEMENT

      The following summary of the Proposed Subadvisory Agreement is qualified by reference to the form of Proposed Subadvisory Agreement attached to this Proxy Statement as Appendix C.

      SUBADVISORY SERVICES. The subadvisory services to be provided by T.S.J. Advisory Group to the Select Financial Fund under the Proposed Subadvisory Agreement are identical to those provided by T.S.J. Advisory Group under the Former Subadvisory Agreement. The Former Subadvisory Agreement and the Proposed

Subadvisory Agreement provide that T.S.J. Advisory Group shall direct the investments of the Fund, subject to and in accordance with the Fund's investment objective, policies and limitations as provided in its prospectus and other governing instruments, as amended from time to time, and any other directions and policies which the Board may issue from time to time.

      SUBADVISORY FEES. For its services, T.S.J. Advisory Group is entitled to a subadvisory fee from Morgan Asset Management. The Select Financial Fund has no responsibility to pay any fee to T.S.J. Advisory Group. The method and rate for calculating the subadvisory fee will be the same under the Proposed Subadvisory Agreement as under the Former Subadvisory Agreement. Under both the Former Subadvisory Agreement and the Proposed Subadvisory Agreement, Morgan Asset Management pays T.S.J. Advisory Group a fee at an annual rate of 0.75% of the Select Financial Fund's average daily net assets. THERE WILL BE NO INCREASE IN THE SUBADVISORY FEE RATE UNDER THE PROPOSED SUBADVISORY AGREEMENT.

OTHER PROVISIONS UNDER THE FORMER SUBADVISORY AGREEMENT AND THE PROPOSED SUBADVISORY AGREEMENT

      STANDARD OF CARE. Under the Former Subadvisory Agreement and the Proposed Subadvisory Agreements, T.S.J. Advisory Group will not be liable for any error of judgment or mistake of law or for any loss suffered by the Select Financial Fund or the Company in connection with the matters to which the Agreement relates except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the T.S.J. Advisory Group in the performance of its duties, or by reason of T.S.J. Advisory Group's reckless disregard of its obligations and duties.

MISCELLANEOUS

      If approved by shareholders, the Proposed Subadvisory Agreement will continue in effect for an initial period of two years and thereafter will continue from year to year subject to annual approval by the Board or a majority of the outstanding voting securities of the Select Financial Fund in the same manner as the Former Subadvisory Agreement. The Proposed Subadvisory Agreement terminates if assigned, as defined in the 1940 Act, and may be terminated without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the Select Financial Fund and upon 60 days' written notice.

BOARD OF DIRECTORS' RECOMMENDATION

      The Board, including the Independent Directors, considered the proposal at meetings held on February 14, 2001 and May 11, 2001. The Board, including all the Independent Directors, unanimously concluded that the terms of the Proposed Subadvisory Agreement for the Select Financial Fund are reasonable, fair and in the best interests of the Select Financial Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board based its decision on its evaluation of the issues, on the basis of the materials presented at the meeting and based on its experience with T.S.J. Advisory Group and the representation that there was no planned change in advisory personnel, and other information available to them. The Board, by a vote cast at the meeting, unanimously approved and voted to recommend to the shareholders of the Select Financial Fund that they approve the Proposed Subadvisory Agreement.

      If the shareholders of the Select Financial Fund do not approve the Proposed Subadvisory Agreement, the Board would consider what further action to take consistent with its fiduciary duties to the Select Financial Fund.

REQUIRED VOTE

      As provided under the 1940 Act, approval of the Proposed Subadvisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Select Financial Fund. In accordance with the 1940 Act and as used in this Proposal 2, a "majority of the outstanding voting securities" of the Select Financial Fund means the lesser of (1) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the shareholder meeting.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 2
                             ----------------------

        INFORMATION CONCERNING ADVISER, DISTRIBUTOR AND AFFILIATED COMPANIES

      Morgan Asset Management serves as each Fund's investment adviser and manager under Investment Advisory and Management Agreements ("Advisory Agreements"). Morgan Asset Management receives for its services a management fee as a percent of the average daily net assets for each Fund, calculated daily and payable quarterly. The following table sets forth the management fees paid to Morgan Asset Management by each Fund.

Funds                          Advisory Fee as a % of Average Daily Net Assets
-----                          -----------------------------------------------

Capital Growth Fund           1.00% for the first $100 million, 0.75% thereafter
Intermediate Bond Fund        0.40%
High Income Fund              0.75%
Select Financial Fund         1.00%

      Morgan Asset Management has agreed to reimburse Capital Growth Fund, Intermediate Bond Fund and High Income Fund for certain expenses, including waiving the advisory fees received by it, in any fiscal year in which each Fund's annual expenses (excluding interest, taxes, brokerage fees and commissions, and certain extraordinary charges), exceed a set percent of the Fund's average net assets as provided in the following table.

Funds                          Class A        Class C         Class I
-----                          -------        -------         -------
Capital Growth Fund            2.00%          2.75%           1.75%
Intermediate Bond Fund         0.90%          1.25%           0.65%
High Income Fund               1.25%          1.75%           1.00%


      For the fiscal year ended June 30, 2000, the advisory fee paid to Morgan Asset Management by each Fund was:

Funds                         Advisory Fees Paid To
                              ---------------------
                             Morgan Asset Management
                             -----------------------
Capital Growth Fund                 $823,851
Intermediate Bond Fund                40,885
High Income Fund                     101,623
Select Financial Fund               Not Applicable

      Morgan Keegan &. Co. acts as distributor of each Fund's shares pursuant to an Underwriting Agreement between the Company and Morgan Keegan ("Underwriting Agreement"). Pursuant to the Underwriting Agreement, as currently in effect, Morgan Keegan & Co. receives as compensation for its services a percent of sales charges on purchased shares. The sales charge may be reduced or waived on certain purchases of Fund shares.

Funds                                Class A        Class C         Class I
-----                                -------        -------         -------
Capital Growth Fund     (1)           3.50%           0.00%          0.00%
Fund                    (2)           0.00%           1.00%          0.00%
Intermediate Bond Fund  (1)           2.00%           0.00%          0.00%
                        (2)           0.00%           1.00%          0.00%
High Income Fund        (1)           2.50%           0.00%          0.00%
                        (2)           0.00%           1.00%          0.00%
Select Financial Fund   (1)           4.75%           0.00%          0.00%
                        (2)           0.00%           1.00%          0.00%

(1) Maximum sales charge (Load) imposed on purchases (as a % of offering  price)
(2) Maximum deferred sales charge (Load) (as a % of the lesser of the offering price of net asset value)

      Each Fund has adopted a Distribution Plan ("Plan") that, among other things, permits the Fund to pay Morgan Keegan & Co. a service fee and a distribution fee out of its net assets. Service fees and distribution fees paid by each Fund to Morgan Keegan & Co. under a Plan may exceed or be less than Morgan Keegan & Co.'s expenses thereunder. The distribution fee is computed daily and paid monthly.

Funds                              Distribution Fee           Service Fee
-----                              ----------------           -----------
Capital Growth Fund
       Class A                          0.25%                    0.25%
       Class C                          0.50%                    0.50%
Intermediate Bond Fund
       Class A                          0.00%                    0.25%
       Class C                          0.35%                    0.25%
High Income Fund
       Class A                          0.00%                    0.25%
       Class C                          0.50%                    0.25%
Select Financial Fund
       Class A                          0.25%                    0.25%
       Class C                          0.50%                    0.50%


      For the fiscal year ended June 30, 2000, the Funds paid service fees and distribution fees to Morgan Keegan pursuant to a Plan of:

Funds                                        Distribution And Service Fees
-----                                        -----------------------------
                                                  Paid To Morgan Keegan
                                                  ---------------------

Capital Growth Fund                                  $ 411,926
Intermediate Bond Fund                                  36,347
High Income Fund                                        55,790
Select Financial Fund                                Not applicable


      For the fiscal year ended June 30, 2000, expenses paid for by Morgan Keegan & Co. included commissions and other compensation to employees, printing and mailing and promotional materials. The following table breaks down these expenses by Fund.

Funds                      Commissions &       Printing &        Promotional
-----                      -------------       ----------        -----------
                         Other Compensation      Mailing          Materials
                         ------------------      -------          ---------
                            To Employees
                            ------------
Capital Growth Fund           $247,155           $99,319            $25,352
Intermediate Bond Fund          20,112            15,450              1,000
High Income Fund                31,021            15,450              1,000
Select Financial Fund      Not Applicable     Not Applicable    Not Applicable

      No interested person of a Fund or non-interested director had a direct or indirect interest in the Plan or related agreements. Each Fund benefits from a Plan by virtue of the broker's ongoing involvement with individual customers as well as the benefit from continued promotion. For the fiscal year ended June 30, 2000, Morgan Keegan & Co. retained sales charges received on sales of the Funds shares for:

Funds                                      Retained Sales Charges Received On
-----                                      ----------------------------------
                                                Sales Of The Funds Shares
                                                -------------------------
Capital Growth Fund                                     $ 36,694
Intermediate Bond Fund                                    54,217
High Income Fund                                         100,680
Select Financial Fund                                Not Applicable


      Morgan Keegan & Co. also serves as each Fund's transfer and dividend disbursing agent. For these services, Morgan Keegan & Co. receives from each Fund a fee of:

Funds                          Per Month           Per Year
-----                          ---------           --------
Capital Growth Fund            $4,000              $48,000 if net assets are
                                                    < $36 million
                               $5,000              $60,000 if net assets are
                                                   >$36 million
Intermediate Bond Fund         $2,000              $24,000 if net assets are
                                                   < $20 million
                               $2,500              $30,000 if net assets are
                                                   > $20 million
High Income Fund               $2,000              $24,000 if net assets are
                                                   < $20 million
                               $2,500              $30,000 if net assets are
                                                   > $20 million
Select Financial Fund          $2,000              $24,000 if net assets are
                                                   < $20 million
                               $2,500              $30,000 if net assets are
                                                   > $20 million


      Morgan Keegan & Co. also provides accounting services to each Fund. For these services, which include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services, Morgan Keegan & Co. receives from each Fund a fee of:

Funds                                 Per Month                 Per Year
-----                                 ---------                 --------
Capital Growth Fund                     $2,500                  $30,000
Intermediate Bond Fund                  $1,500                  $18,000
High Income Fund                        $1,500                  $18,000
Select Financial Fund                   $2,500                  $30,000


      Each Fund will furnish, without charge, a copy of its annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. To receive an annual report, shareholders should direct their request to Morgan Asset Management, 50 Front Street, Memphis, Tennessee 38103 or 1-800-366-7426.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                              SHAREHOLDER PROPOSALS

      The Funds do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 50 Front Street, Memphis, Tennessee 38103. The Company has not received any shareholder proposals to be presented at this Meeting.

                                        By Order of the Board of Directors,



                                        /s/ Allen B. Morgan, Jr.
                                        ------------------------
                                        Allen B. Morgan, Jr.
                                        President

May 23, 2001
Memphis, Tennessee

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of May 11, 2001 by each beneficial owner of 5% or more of each class of the Fund's outstanding equity securities:


--------------------------------------------------------------------------------
NAME OF SHAREHOLDER                NAME OF FUND          PERCENTAGE OF SHARES
-------------------                ------------          --------------------
                                                          BENEFICIALLY OWNED
                                                          ------------------
                                                          AS OF MAY 11, 2001
--------------------------------------------------------------------------------
Memphis Plough Community     Capital Growth Fund,                 6.00%
Foundation                   Class A
--------------------------------------------------------------------------------
William A. Strong Family LP  High Income Fund, Class A            6.34%
--------------------------------------------------------------------------------
St. Dominic Health           High Income Fund, Class A            5.71%
Services Inc. Impr. Fund
--------------------------------------------------------------------------------
Irvin B. Prude              High Income Fund, Class A            5.24%
--------------------------------------------------------------------------------
Dianne C. Brown             High Income Fund, Class A            5.18%
--------------------------------------------------------------------------------
J. Robert Brown             High Income Fund, Class A            5.09%
--------------------------------------------------------------------------------
G. Walter Loewenbaum        High Income Fund, Class I           12.28%
--------------------------------------------------------------------------------
George Bagwell              High Income Fund, Class I           10.28%
--------------------------------------------------------------------------------
Richard A. McStay           High Income Fund, Class I            9.53%
--------------------------------------------------------------------------------
Woodley H. Bagwell          High Income Fund, Class I            8.65%
--------------------------------------------------------------------------------
W.S. and Sadie P. Newell    High Income Fund, Class I            6.43%
--------------------------------------------------------------------------------
Charles E. and Sandra G.    High Income Fund, Class I            6.35%
Smith
--------------------------------------------------------------------------------
Community Foundation and    Intermediate Bond Fund,             24.07%
Elmwood Cemetery            Class A
--------------------------------------------------------------------------------
Trezevant Episcopal Home    Intermediate Bond Fund,             11.26%
Operational Account         Class A
--------------------------------------------------------------------------------
Hood Cable, Inc.            Intermediate Bond Fund,              6.37%
                            Class A
--------------------------------------------------------------------------------
M.E. and Sybil C. Ralston   Intermediate Bond Fund,              5.72%
Revocable Family Trust      Class A
--------------------------------------------------------------------------------
Alabama Automotive          Intermediate Bond Fund,             15.98%
Wholesaler's Self-Insured   Class C
Workers Comp. Fund
--------------------------------------------------------------------------------
Texans for Rick Perry       Intermediate Bond Fund,              9.50%
                            Class C
--------------------------------------------------------------------------------
Barbara B. Hanemann         Intermediate Bond Fund,              6.77%
Revocable Trust             Class C
--------------------------------------------------------------------------------
Kenneth F. Clark            Intermediate Bond Fund,              6.72%
                            Class C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Home Builders Association   Intermediate Bond Fund,              6.68%
of Alabama                  Class C
--------------------------------------------------------------------------------
Morgan Keegan & Co.         Intermediate Bond Fund,             16.40%
                            Class I
--------------------------------------------------------------------------------
Calhoun Community College   Intermediate Bond Fund,             10.86%
Foundation Scholarship Fund Class I
--------------------------------------------------------------------------------
Charles E. and Sandra G.    Intermediate Bond Fund,             10.82%
Smith                       Class I
--------------------------------------------------------------------------------
Woodley H. Bagwell          Intermediate Bond Fund,              6.95%
                            Class I
--------------------------------------------------------------------------------
Stafford Development        Intermediate Bond Fund,              5.42%
Company                     Class I
--------------------------------------------------------------------------------
Willard R. Hill             Select Financial Fund,               6.35%
                            Class A
--------------------------------------------------------------------------------
Walter S. and Dorothy T.    Select Financial Fund,              10.60%
Dowdle                      Class C
--------------------------------------------------------------------------------

                                   APPENDIX B
                                   ----------

                               ADVISORY AGREEMENT
                                     between
                         MORGAN KEEGAN SELECT FUND, INC.
                                       and
                          MORGAN ASSET MANAGEMENT, INC.


      ADVISORY AGREEMENT made this _____ day of June, 2001 (the "Agreement"), by and between Morgan Keegan Select Fund, Inc., a Maryland corporation (hereinafter called the "Fund"), and Morgan Asset Management, Inc., a corporation organized under the laws of the State of Tennessee (hereinafter called the "Adviser").

      WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company, and offers for sale two distinct series of shares of common stock, which have been designated Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund (each referred to herein as a "Portfolio"); and

      WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of the Portfolios, and to have that investment adviser provide or perform for each Portfolio various research, statistical and investment services;

      NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

      1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of each Portfolio in the manner set forth in
Section 2 of this Agreement subject to the direction of the Board of Directors (the "Board") and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

            A.    INVESTMENT ADVISORY SERVICES.

                  (i) The Adviser shall direct the investments of each Portfolio, subject to and in accordance with the each Portfolio's investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Board may issue to the Adviser from time to time.

                  (ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell securities and other investments for each Portfolio.

            B.    CORPORATE MANAGEMENT SERVICES.

                  (i) The Adviser shall furnish for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.

                  (ii) The Adviser shall pay the salaries of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

            C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

            D. CODE OF ETHICS. The Adviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and
Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-l(c)(l).

            E. DISQUALIFICATION. The Adviser shall immediately notify the Board of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

            F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Board and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities.

      3.    EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.
            -----------------------------------------------

            A. The Adviser, subject to the control and direction of the Board, shall have authority and discretion to select brokers and dealers to execute transactions for each Portfolio, and for the selection of the markets on or in which the transactions will be executed.

            B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the policies with respect to transactions for each Portfolio set forth in the Fund's registration statement.

            C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Portfolio's brokerage.

            D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Portfolio and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

            E. It is understood that the Adviser may, in its discretion, use brokers who provide a Portfolio with research, analysis, advice and similar services to execute transactions on behalf of the Portfolio, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to such Portfolio and its other clients and that the total commissions paid by such Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term.

            F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

            G. The Adviser shall provide such reports as the Board may reasonably request with respect to each Portfolio's total brokerage and transaction activities and the manner in which that business was allocated.

      4. EXPENSES OF THE FUND. During the term of this Agreement, each Portfolio will bear all expenses, not specifically assumed by the Adviser, incurred in its operations and the offering of its shares. Expenses borne by the Portfolios will include but not be limited to the following (or each Portfolio's proportionate share of the following): legal and audit expenses, organizational expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by each Portfolio and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fee; expenses of preparing share certificates; expenses relating to the redemption or repurchase of shares; expenses of registering and qualifying shares for sale under applicable federal and state law and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to shareholders; cost of stationery; costs of stockholders and other meetings of the Fund; compensation and expenses of the independent directors of the Fund; and the Fund's pro rata portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors.

      5. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished and expenses assumed hereunder, the Adviser shall receive from each Portfolio an advisory fee at the annual rate listed along with that Portfolio's name in Schedule A attached hereto. This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily values placed on the net assets of each respective Portfolio as determined at the close of business on each day throughout the month. The assets of each Portfolio will be valued separately as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the month or, if the Fund lawfully determines the value of the net assets of any Portfolio as of some other time on each business day, as of such time with respect to that Portfolio. The first payment of such fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement. In the event that the Adviser's right to such fee commences on a date other than the last day of the month, the fee for such month shall be based on the average daily assets of the Portfolio in that period from the date of commencement to the last day of the month. If the Fund determines the value of the net assets of any Portfolio more than once on any business day, the last such determination on that day shall be deemed to be the sole determination on that day. The value of net assets shall be determined pursuant to the applicable provisions of the Fund's Articles of Incorporation, its By-Laws and the 1940 Act. If, pursuant to such provisions, the determination of the net asset value of any Portfolio of the Fund is suspended for any particular business day, then the value of the net assets of that Portfolio on that day shall be deemed to be the value of its net assets as determined on the preceding business day. If the determination of the net asset value of any Portfolio has been suspended for more than one month, the Adviser's compensation payable at the end of that month shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month).

      6.    ACTIVITIES AND AFFILIATES OF THE ADVISER.

            A. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

            B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 3, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Portfolios, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may have an interest. The Adviser shall have no obligation to recommend for the Portfolio a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

            C. Subject to and in accordance with the Articles of Incorporation and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Directors, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons," or that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund; and that the effect of any such interests shall be governed by said Articles of Incorporation, By-Laws and the 1940 Act and the rules thereunder.

      7.    LIABILITIES OF THE ADVISER.

            A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

            B. No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

      8. EFFECTIVE DATE; TERM. This Agreement shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually by (i) vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and (ii) by the Board or with respect to any given Portfolio by a vote of a majority of the outstanding voting securities of such Portfolio.

      9. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement, if necessary.

      10. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Board and, where required by the 1940 Act, the shareholders of the affected Portfolio in the manner required by the 1940 Act and the rules thereunder.

      11.   TERMINATION.  This Agreement:

            A. may at any time be terminated without payment of any penalty by the Fund with respect to any Portfolio (by vote of the Board or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

            B.    shall   immediately   terminate   in    the   event   of   its
                  "assignment"; and

            C. may be terminated with respect to any Portfolio by the Adviser on sixty (60) days' written notice to the Fund.

      12. NAME. In the event this Agreement is terminated by either party or upon written notice from the Adviser at any time, the Fund hereby agrees that it will eliminate from its corporate name any reference to the name "Morgan Keegan." The Fund shall have the non-exclusive use of the name "Morgan Keegan" in whole or in part so long as this Agreement is effective or until such notice is given.

      13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

      14.   NOTICE.  Any   notice  under   this  Agreement  shall  be  given  in
writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

      15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      16. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States, this Agreement shall be administered, construed and enforced according to the laws of the State of Maryland.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.


                              MORGAN KEEGAN SELECT FUND, INC.


      (SEAL)                  By:
                                 ---------------------------------------------
                              Name:
                              Title:


                              MORGAN ASSET MANAGEMENT, INC.



      (SEAL)                  By:
                                 ---------------------------------------------
                              Name:
                              Title:

                                   SCHEDULE A

                         MORGAN KEEGAN SELECT FUND, INC.

                                  FEE SCHEDULE


               Portfolio                              % of average
               ---------                            daily net assets
                                                    ----------------


Morgan Keegan Intermediate Bond Fund                      0.40%
Morgan Keegan High Income Fund                            0.75%

                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


      This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT ("Agreement"), made this ____ day of June, 2001, by and between MORGAN KEEGAN SELECT FUND, INC. (the "Fund"), a Maryland corporation, having its principal place of business at Fifty Front Street, Memphis, Tennessee 38103, and MORGAN ASSET MANAGEMENT, INC. (the "Adviser"), a Tennessee corporation with the same address.

      WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company, and offers for sale a distinct series of shares of common stock, which has been designated Morgan Keegan Select Capital Growth Fund ("Portfolio"); and

      WHEREAS, the Fund wishes to retain the Adviser to provide investment advisory, management, and administrative services to the Portfolio; and

      WHEREAS, the Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

      1. The Fund hereby appoints the Adviser as investment adviser and administrator of the Portfolio for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2. The Portfolio shall at all times keep the Adviser fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Adviser with such other documents and information with regard to its affairs as the Adviser may from time to time reasonably request.

      3. (a) Subject to the direction and control of the Fund's Board of Directors, the Adviser shall regularly provide the Portfolio with investment research, advice, management and supervision and shall furnish a continuous investment program for the its portfolio of securities consistent with the Portfolio's investment objective, policies, and limitations as stated in the Portfolio's current Prospectus and Statement of Additional Information. The Adviser shall determine from time to time what securities will be purchased, retained or sold by the Portfolio, and shall implement those decisions, all subject to the provisions of the Fund's Articles of Incorporation and By-laws, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objective, policies, and limitations of the Portfolio. The Adviser will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers the Adviser will attempt to obtain the best net results; however, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Portfolio with research, analysis, advice and similar services, and the Adviser may pay to those brokers, in return for research and analysis, a higher commission than may be charged by other brokers. In no instance will portfolio securities be purchased from or sold to the Adviser, or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act. The Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Portfolio, and shall perform such other functions of management and supervision as may be directed by the Board of Directors of the Fund.

          (b) The Fund authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by such entity or person for such transaction in accordance with Rule 11a2-2(T)(a)(2)(iv).

      4. (a) The Adviser, at its expense, shall supply the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them and reasonably available to the Adviser and shall furnish the Portfolio with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Portfolio. The Adviser shall oversee the maintenance of all books and records with respect to the Portfolio's securities transactions and the Portfolio's books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that any records that it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected.

          (b) Other than as herein specifically indicated, the Adviser shall not be responsible for the Portfolio's expenses. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Fund whose services may be used by the Adviser hereunder, for any of the following expenses of the Portfolio, which expenses shall be borne by the Portfolio: legal and audit expenses, organizational expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fee; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Portfolio's shares; expenses of registering and qualifying Portfolio shares for sale under applicable federal and state law and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to Portfolio shareholders; cost of stationery; costs of stockholders and other meetings of the Fund; compensation and expenses of the independent directors of the Fund; and the Fund's pro rata portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors.

      5. No director, officer or employee of the Fund shall receive from the Fund any salary or other compensation as such director, officer or employee while he is at the same time a director, officer or employee of the Adviser or any affiliated company of the Adviser. This paragraph shall not apply to directors, executive committee members, consultants and other persons who are not regular members of the Adviser's or any affiliated company's staff.

      6. As compensation for the services performed and the facilities furnished and expenses assumed by the Adviser, including the services of any consultants retained by the Adviser, the Portfolio shall pay the Adviser, as promptly as possible after the last day of each month, a fee, calculated daily, of 1.0% annually of the average daily net assets of the Portfolio for the first $100 million of average daily net assets and 0.75% annually of the average daily net assets exceeding $100 million. The first payment of the fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Adviser for all services prior to that date. In the event that the Adviser's right to such fee commences on a date other than the last day of the month, the fee for such month shall be based on the average daily assets of the Portfolio in that period from the date of commencement to the last day of the month. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Portfolio shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Directors of the Fund. Each such payment shall be accompanied by a report of the Portfolio prepared either by the Fund or by a reputable firm of independent accountants that shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof.

      7. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Board of Directors of the Fund in following or declining to follow any advice or recommendations of the Adviser; provided that nothing in this Agreement shall protect the Adviser against any liability to the Portfolio, the Fund or its stockholders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

      8. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

      9. As used in this Agreement, the terms "securities" and "net assets" shall have the meanings ascribed to them in the Articles of Incorporation of the Fund; and the terms "assignment", "interested person", and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

      10. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Fund without the consent of the Adviser. This Agreement may also be terminated at any time, without the payment of any penalty, by the Fund or by the Adviser on sixty (60) days' written notice addressed to the other at its principal place of business.

      11. In the event this Agreement is terminated by either party or upon written notice from the Adviser at any time, the Fund hereby agrees that it will eliminate from its corporate name any reference to the name of "Morgan Keegan." The Fund shall have the non-exclusive use of the name "Morgan Keegan" in whole or in part so long as this Agreement is effective or until such notice is given.

      12. This Agreement shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually by vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and either by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by majority vote of the Fund's Board of Directors.

      13. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities.

      14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

Attest:                                  MORGAN KEEGAN SELECT
                                          FUND, INC.


By:  _________________________           By:  _____________________________


Attest:                                  MORGAN ASSET MANAGEMENT, INC.


By:  __________________________          By:  _____________________________

                INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     between
                         MORGAN KEEGAN SELECT FUND, INC.
                                       and
                          MORGAN ASSET MANAGEMENT, INC.


      ADVISORY AGREEMENT made this ____ day of June, 2001 (the "Agreement"), by and between Morgan Keegan Select Fund, Inc., a Maryland corporation
("Morgan Keegan Select"), and Morgan Asset Management, Inc., a Tennessee corporation ("Adviser").

      WHEREAS, Morgan Keegan Select is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company, and offers for sale the series of shares of common stock designated Morgan Keegan Select Financial Fund ("Fund"); and

      WHEREAS, Morgan Keegan Select desires on behalf of the Fund to avail itself of the services, information, advice, assistance and facilities of an investment adviser, and to have that investment adviser provide or perform for the Fund various research, statistical and investment services;

      NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

      1. EMPLOYMENT OF THE ADVISER. Morgan Keegan Select hereby employs the Adviser to invest and reinvest the assets of the Fund in the manner set forth in
Section 2 of this Agreement subject to the direction of the Board of Directors (the "Board") and the officers of Morgan Keegan Select, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent Morgan Keegan Select in any way or otherwise be deemed an agent of Morgan Keegan Select.

      2.    OBLIGATIONS  OF  AND  SERVICES TO BE  PROVIDED BY THE  ADVISER.  The
Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

            A.    INVESTMENT ADVISORY SERVICES.

                  (i) The  Adviser  shall  direct the  investments  of the Fund, subject to and in accordance with the Fund's investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Board may issue to the Adviser from time to time.

                  (ii) The Adviser is authorized, in its discretion and without prior consultation with Morgan Keegan Select, to purchase and sell securities and other investments for the Fund.

            B.    ADMINISTRATION SERVICES.

                  (i) The Adviser will supervise all aspects of the operations of the Fund, including the oversight of transfer agency and custodial services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for control of the conduct of the affairs of the Fund.

                  (ii) The Adviser shall furnish for the use of Morgan Keegan Select, office space and all necessary office facilities, equipment and personnel for servicing the investments of Morgan Keegan Select.

                  (iii) The Adviser will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Fund's proxy material, tax returns and required reports with or to the Fund's shareholders, the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

                  (iv) The Adviser shall pay the salaries of all personnel of Morgan Keegan Select or the Adviser performing services relating to research, statistical and investment activities.

            C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as Morgan Keegan Select may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

            D. CODE OF ETHICS. The Adviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and
Section 204A of the Investment Advisers Act of 1940 and will provide Morgan Keegan Select with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Morgan Keegan Select or its administrator, the Adviser shall permit Morgan Keegan Select to examine the reports required to be made to the Adviser by Rule 17j-l(c)(l) and all other records relevant to the Adviser's code of ethics.

            E. DISQUALIFICATION. The Adviser shall immediately notify the Board of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

            F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Board and officers of Morgan Keegan Select for consultation and discussion regarding the management of the Fund and its investment activities.

      3.    EXECUTION AND ALLOCATION OF FUND BROKERAGE.
            ------------------------------------------

            A. The Adviser, subject to the control and direction of the Board, shall have authority and discretion to select brokers and dealers to execute transactions for the Fund, and for the selection of the markets on or in which the transactions will be executed.

            B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the policies with respect to transactions for the Fund set forth in Morgan Keegan Select's registration statement. In no instance will securities of the Fund be purchased from or sold to the Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

            C. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for the Fund and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to Morgan Keegan Select and to its other clients. Morgan Keegan Select recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

            D. It is understood that the Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Adviser to the extent permitted by section 3(E) hereof) who provide the Fund with research, analysis, advice and similar services to execute transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to such Fund and its other clients and that the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term.

            E. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

            F. The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Adviser on behalf of the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records that it maintains for the Fund are the property of Morgan Keegan Select, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for Morgan Keegan Select and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to Morgan Keegan Select any records that it maintains for the Fund upon request by Morgan Keegan Select.

      4. DELEGATION OF ADVISER'S DUTIES. With respect to Morgan Keegan Select and the Fund, Adviser may enter into one or more contracts ("Sub-Advisory Contracts" or "Sub-Administration Contracts") with a sub-adviser or sub-administrator in which Adviser delegates to such sub-adviser or sub-administrator the performance of any or all of the services specified in Paragraphs 2 of this Contract, provided that: (i) each Sub-Advisory Contract and Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all the corresponding duties and conditions to which Adviser is subject with respect to the delegated services under Paragraphs 2 and 3 of this Contract; (ii) each Sub-Advisory Contract and Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder, and (iii) Adviser shall not enter into a Sub-Advisory Contract or Sub-Administration Contract unless it is approved by the Board prior to implementation.

      5. EXPENSES. During the term of this Agreement, the Fund will bear all expenses, not specifically assumed by the Adviser, incurred in its operations and the offering of its shares. Expenses borne by the Fund will include but not be limited to the following: legal and audit expenses, organizational expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fee; expenses of preparing share certificates; expenses relating to the redemption or repurchase of shares; expenses of registering and qualifying shares for sale under applicable federal and state law and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to shareholders; cost of stationery; costs of stockholders and other meetings of Morgan Keegan Select; compensation and expenses of the independent directors of Morgan Keegan Select; and Morgan Keegan Select's pro rata portion of premiums of any fidelity bond and other insurance covering Morgan Keegan Select and its officers and directors.

      6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished and expenses assumed hereunder, the Adviser shall receive from the Fund an advisory fee at the annual rate listed in Schedule A attached hereto.

      7.    ACTIVITIES AND AFFILIATES OF THE ADVISER.

            A. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a director, officer, or employee of Morgan Keegan Select, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

            B. Morgan Keegan Select acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 3, Morgan Keegan Select agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Fund, provided that the Adviser acts in good faith. Morgan Keegan Select acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest. The Adviser shall have no obligation to recommend for the Fund a position in any investment which an Affiliated Account may acquire, and Morgan Keegan Select shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Fund or otherwise.

            C. Subject to and in accordance with the Articles of Incorporation and By-Laws of Morgan Keegan Select as currently in effect and the 1940 Act and the rules thereunder, it is understood that directors, officers and agents of Morgan Keegan Select and shareholders of Morgan Keegan Select are or may be interested in the Adviser or its "affiliated persons," or that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in Morgan Keegan Select; and that the effect of any such interests shall be governed by said Articles of Incorporation, By-Laws and the 1940 Act and the rules thereunder.

      8.    LIABILITIES OF THE ADVISER.

            A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to Morgan Keegan Select or to any shareholder of Morgan Keegan Select or its Fund for any error of judgment or mistake of law in the course of, or connected with, rendering services hereunder or for any losses that may be sustained by the Fund, Morgan Keegan Select, or its shareholders in connection with the matters to which this Agreement relates.

            B. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      9. EFFECTIVE DATE; TERM. This Agreement shall continue in effect for two years and from year to year thereafter only so long as specifically approved annually by (i) vote of a majority of the directors of Morgan Keegan Select who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and (ii) by the Board or by a vote of a majority of the outstanding voting securities of the Fund.

      10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser will notify Morgan Keegan Select of any change of control of the Adviser, including any change of its controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to, or promptly after, such change. The Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.

      11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and Morgan Keegan Select, which amendment is subject to the approval of the Board and, where required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder.

      12.   TERMINATION.  This Agreement:

            A. may at any time be terminated without payment of any penalty by Morgan Keegan Select (by vote of the Board or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

            B.    shall   immediately   terminate   in    the   event   of   its
                  "assignment"; and

            C.    may  be  terminated  by   the  Adviser  on  sixty  (60)  days'
                  written notice to Morgan Keegan Select.

      13. NAME. In the event this Agreement is terminated by either party or upon written notice from the Adviser at any time, Morgan Keegan Select hereby agrees that it will eliminate from its corporate name any reference to the name "Morgan Keegan." Morgan Keegan Select shall have the non-exclusive use of the name "Morgan Keegan" in whole or in part so long as this Agreement is effective or until such notice is given.

      14. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "broker," "control," "interested person," "investment adviser," "net assets," "sale," "security," "sell" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

      15.   NOTICE.  Any   notice  under  this  Agreement  shall   be  given  in
writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

      16.   SEVERABILITY.  If  any  provision of  this  Agreement  shall be held
or  made  invalid  by  a  court  decision,  statute,  rule   or  otherwise,  the
remainder of this Agreement shall not be affected thereby.

      17. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States, this Agreement shall be administered, construed and enforced according to the laws of the State of Maryland.

      18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterparts.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.


                              MORGAN KEEGAN SELECT FUND, INC.


      (SEAL)                  By:
                                 ---------------------------------------------
                              Name:
                              Title:

                              MORGAN ASSET MANAGEMENT, INC.



      (SEAL)                  By:
                                 ---------------------------------------------
                              Name:
                              Title:

                                   SCHEDULE A

                         MORGAN KEEGAN SELECT FUND, INC.

                                  FEE SCHEDULE


                  Fund                           Annualized % of average
                  ----                              daily net assets
                                                    ----------------

Morgan Keegan Select Financial Fund                       1.00%

      This advisory fee shall be payable quarterly as soon as practicable after the last day of each quarter based on the average of the daily values placed on the net assets of the Morgan Keegan Select Financial Fund ("Fund") as determined at the close of business on each day throughout the quarter. The assets of the Fund will be valued separately as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the quarter or, if Morgan Keegan Select Fund, Inc. ("Morgan Keegan Select") lawfully determines the value of the net assets of the Fund as of some other time on each business day, as of such time. The first payment of such fee shall be made as promptly as possible at the end of the quarter next succeeding the effective date of this Agreement. In the event that Morgan Asset Management, Inc.'s ("Adviser") right to such fee commences on a date other than the last day of the quarter, the fee for such quarter shall be based on the average daily assets of the Fund in that period from the date of commencement to the last day of the quarter. If Morgan Keegan Select determines the value of the net assets of the Fund more than once on any business day, the last such determination on that day shall be deemed to be the sole determination on that day. The value of net assets shall be determined pursuant to the applicable provisions of Morgan Keegan Select's Articles of Incorporation, its By-Laws and the 1940 Act. If, pursuant to such provisions, the determination of the net asset value of the Fund is suspended for any particular business day, then the value of the net assets of the Fund on that day shall be deemed to be the value of its net assets as determined on the preceding business day. If the determination of the net asset value of the Fund has been suspended for more than one quarter, the Adviser's compensation payable at the end of that quarter shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter).

                                   APPENDIX C
                                   ----------



                             SUB-ADVISORY AGREEMENT



      THIS SUB-ADVISORY AGREEMENT is made as of the ____ day of June, 2001 ("Agreement"), among Morgan Keegan Select Fund, Inc., a Maryland corporation ("Morgan Keegan Select"), Morgan Asset Management, Inc., a Tennessee corporation ("Adviser") and T. S. J. Advisory Group, Inc., a Georgia corporation ("Sub-Adviser").

      WHEREAS, the Adviser has entered into an Investment Advisory and Administration Agreement dated June ___, 2001 ("Management Agreement") with Morgan Keegan Select, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the Morgan Keegan Select Financial Fund ("Fund") is a series of Morgan Keegan Select; and

      WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory and administrative services to the Fund; and

      WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

      WHEREAS, the Sub-Adviser is willing to furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, Morgan Keegan Select, Adviser and the Sub-Adviser agree as follows:

      1. APPOINTMENT. Adviser hereby appoints and employs the Sub-Adviser as an investment sub-adviser, on the terms and conditions set forth herein, of the Fund.

      2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

      3.    DUTIES AS SUB-ADVISER.

      A. Subject to, and in accordance with, the supervision and direction of Morgan Keegan Select's Board of Directors ("Board") and of the Adviser, and all written guidelines adopted by the Board and/or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund, including investment research and management for all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in Morgan Keegan Select's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

      B. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(c) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. The Adviser recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

      C. The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of Morgan Keegan Select, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for Morgan Keegan Select and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to Morgan Keegan Select any records that it maintains for the Fund upon request by Morgan Keegan Select.

      D. All transactions will be consummated by payment to or delivery by the custodian designated by Morgan Keegan Select (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to Morgan Keegan Select and to the Adviser or any other designated agent of the Fund, all investment orders for the Fund placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. Morgan Keegan Select shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser.

      E. At such times as shall be reasonably requested by the Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly and annual reports setting forth the performance of the Fund and make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

      F. In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

      4. FURTHER DUTIES. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with Morgan Keegan Select's Articles of Incorporation, By-Laws and Registration Statement and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, and all other federal and state laws and regulations applicable to Morgan Keegan Select and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of Morgan Keegan Select's Articles of Incorporation, By-Laws, Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

      5. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its or Morgan Keegan Select's recommendations as to the voting of such proxies.

      6. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

      7. COMPENSATION. For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Fund, will pay Sub-Adviser a sub-advisory fee in accordance with the attached Schedule A.

      8. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, Morgan Keegan Select, its shareholders or by the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its services and duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

      9. REPRESENTATIONS OF MORGAN KEEGAN SELECT. Morgan Keegan Select represents, warrants and agrees that:

      A. The Sub-Adviser has been duly appointed by the Adviser to provide investment services to the Fund Account as contemplated hereby.

      B. Morgan Keegan Select will deliver to the Sub-Adviser a true and complete copy of the Fund's Registration Statement as effective from time to time and such other documents or instruments governing the investment of the Fund and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

      C. Morgan Keegan Select is currently in compliance and shall at all times continue to comply with the requirements imposed upon Morgan Keegan Select by applicable law and regulations.

      10. REPRESENTATIONS OF ADVISER. The Adviser represents, warrants and agrees that:

      A. The Adviser has been duly authorized by the Board of Directors of Morgan Keegan Select to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

      B. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

      11.   REPRESENTATIONS   OF   SUB-ADVISER.   The   Sub-Adviser  represents,
warrants and agrees as follows:

      A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

      B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

      C. The Sub-Adviser has provided Morgan Keegan Select and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to Morgan Keegan Select and the Adviser at least annually.

      D. The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

      E. The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with Morgan Keegan Select, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.

      12. SERVICES NOT EXCLUSIVE. The Sub-Adviser has notified Morgan Keegan Select and the Adviser of any investment companies registered under the 1940 Act to which it provides investment advisory services, and the Sub-Adviser will not without the written consent of the Adviser and Morgan Keegan Select, provide investment advisory services to any investment company registered under the 1940 Act other than those it provides such services to as of the date of this agreement. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as noted above and as prohibited by applicable law or agreed upon in writing among the Sub-Adviser and the Adviser, Morgan Keegan Select or the Fund.

      13. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser and the Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non public information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

      14.   EFFECTIVE DATE; TERM.

      This Agreement shall continue in effect for two years and from year to year thereafter only so long as specifically approved annually by (i) vote of a majority of those directors of Morgan Keegan Select who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

      15. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Sub-Adviser, and this Agreement shall terminate automatically in event of such assignment. The Sub-Adviser will notify the Adviser of any change of control of the Sub-Adviser, including any change of its controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of such change in control.

      16. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser, Morgan Keegan Select and the Adviser and, where required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder.

      17.   TERMINATION.  This Agreement:

            A. may at any time be terminated without payment of any penalty by Morgan Keegan Select (by vote of the Board or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser and Sub-Adviser;

            B.    shall   immediately   terminate   in    the    event   of  its
                  "assignment" or upon termination of the Management Agreement as it relates to the Fund.

            C.    may  be  terminated  by   the  Advisor  on  sixty  (60)  days'
                  written notice to the Sub-Adviser and Morgan Keegan Select;

            D. may be terminated by the Sub-Adviser at any time after a year from the date of this agreement on sixty (60) days' written notice to the Advisor and Morgan Keegan Select; and


      18. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "interested person," "assignment," "broker," "control," "interested person," "investment adviser," "net assets," "sale," "sell," "security," and
"vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

      19. NOTICE. Any notice under this Agreement shall be given in writing writing addressed and delivered or mailed postage prepaid to the other parties to this Agreement at their principal place of business.

      20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      21. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States, this Agreement shall be administered, construed and enforced according to the laws of the State of Maryland.

      22. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterparts.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first-above written.




                              MORGAN KEEGAN SELECT FUND, INC.

Attest:

By:_____________________      By:______________________
   Name:                         Name:
   Title:                        Title:



                              MORGAN ASSET MANAGEMENT, INC.
                              50 North Front Street
                              Memphis, Tennessee 38103
Attest:

By:_____________________      By:______________________
   Name:                         Name:
   Title:                        Title:


                              T. S. J. ADVISORY GROUP, INC.

                              3650 Mansell Road
                              Alpharetta, Georgia 30022
Attest:

By:_______________________    By:_____________________________
   Name:                         Name:
   Title:                        Title:

                                   SCHEDULE A

                                SUB-ADVISORY FEES
                                  FEE SCHEDULE


                  Fund                           Annualized % of average
                  ----                              daily net assets
                                                    ----------------

Morgan Keegan Select Financial Fund                       0.75%

      This sub-advisory fee shall be payable quarterly as soon as practicable after the last day of each quarter based on the average of the daily values placed on the net assets of the Morgan Keegan Select Financial Fund ("Fund") as determined at the close of business on each day throughout the quarter. The assets of the Fund will be valued separately as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the quarter or, if Morgan Keegan Select Fund, Inc. ("Morgan Keegan Select") lawfully determines the value of the net assets of the Fund as of some other time on each business day, as of such time. The first payment of such fee shall be made as promptly as possible at the end of the quarter next succeeding the effective date of this Agreement. In the event that T . S. J. Advisory Group, Inc.'s ("Sub-Adviser") right to such fee commences on a date other than the last day of the quarter, the fee for such quarter shall be based on the average daily assets of the Fund in that period from the date of commencement to the last day of the quarter. If Morgan Keegan Select determines the value of the net assets of the Fund more than once on any business day, the last such determination on that day shall be deemed to be the sole determination on that day. The value of net assets shall be determined pursuant to the applicable provisions of Morgan Keegan Select's Articles of Incorporation, its By-Laws and the 1940 Act. If, pursuant to such provisions, the determination of the net asset value of the Fund is suspended for any particular business day, then the value of the net assets of the Fund on that day shall be deemed to be the value of its net assets as determined on the preceding business day. If the determination of the net asset value of the Fund has been suspended for more than one quarter, the Sub-Adviser's compensation payable at the end of that quarter shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter).

MORGAN KEEGAN




                         MORGAN KEEGAN SELECT FUND, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 25, 2001

      This proxy is being solicited on behalf of the Board of Directors of Morgan Keegan Select Fund, Inc. (the "Company"), on behalf of the Morgan Keegan Select Financial Fund ("Select Financial Fund"), Morgan Keegan Select Capital Growth Fund, Morgan Keegan Intermediate Bond Fund and Morgan Keegan High Income Fund (each a "Fund" or collectively the "Funds"), and relates to the proposals with respect to the Funds. The undersigned hereby appoints as proxies Allen B. Morgan, Jr., Joseph C. Weller and Charles D. Maxwell, and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Central time, on June 25, 2001 at 50 Front Street, Memphis, Tennessee 38103, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund, with the Fund having discretionary power to vote upon such other business as may properly come before the Meeting. To vote by telephone, please call 1-800-564-2113.

      YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope.

      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
--------------------------------------------------------------------------------

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MORGAN KEEGAN SELECT FINANCIAL FUND


VOTE ON PROPOSALS                                         FOR    AGAINST ABSTAIN

1. Approval of a new investment advisory agreement        / /      / /     / /
   between the Fund and Morgan  Asset  Management,
   Inc.  ("Morgan  Asset  Management").   The  new
   investment  advisory  agreement  provides  that
   Morgan  Asset   Management   will  continue  to
   provide investment advisory services to the Fund on the same terms and for the same compensation under which it currently operates.

2. Approval of a new subadvisory agreement between        / /      / /     / /
   Morgan  Asset  Management  and T.S.J.  Advisory
   Group, Inc.  ("T.S.J.  Advisory Group") for the
   Select Financial Fund. The new subadvisory agreement provides that, T.S.J. Advisory Group will continue to provide subadvisory services to the Select Financial Fund on the same terms and with the same compensation under which it currently operates.


Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."

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Signature                                            Date

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Signature (Joint Owners)                             Date

MORGAN KEEGAN SELECT CAPITAL GROWTH FUND


VOTE ON PROPOSALS                                         FOR    AGAINST ABSTAIN

1. Approval of a new investment advisory agreement        / /      / /     / /
   between the Fund and Morgan  Asset  Management,
   Inc.  ("Morgan  Asset  Management").   The  new
   investment  advisory  agreement  provides  that
   Morgan  Asset   Management   will  continue  to
   provide investment advisory services to the Fund on the same terms and for the same compensation under which it currently operates.

Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."

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Signature                                            Date

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Signature (Joint Owners)                             Date

MORGAN KEEGAN INTERMEDIATE BOND FUND


VOTE ON PROPOSALS                                         FOR    AGAINST ABSTAIN

1. Approval of a new investment advisory agreement        / /      / /     / /
   between the Fund and Morgan  Asset  Management,
   Inc.  ("Morgan  Asset  Management").   The  new
   investment  advisory  agreement  provides  that
   Morgan  Asset   Management   will  continue  to
   provide investment advisory services to the Fund on the same terms and for the same compensation under which it currently operates.

Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."

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Signature                                            Date

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Signature (Joint Owners)                             Date

MORGAN KEEGAN HIGH INCOME FUND


VOTE ON PROPOSALS                                         FOR    AGAINST ABSTAIN

1. Approval of a new investment advisory agreement        / /      / /     / /
   between the Fund and Morgan  Asset  Management,
   Inc.  ("Morgan  Asset  Management").   The  new
   investment  advisory  agreement  provides  that
   Morgan  Asset   Management   will  continue  to
   provide investment advisory services to the Fund on the same terms and for the same compensation under which it currently operates.

Please sign within the box. If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or a Vice President should sign in his or her own name indicating this. If the Shareholder is a partnership, a partner should sign in his or her own name, that he or she is a "Partner."

-----------------------------------------------     ---------------------------

-----------------------------------------------     ---------------------------
Signature                                            Date

-----------------------------------------------     ---------------------------

-----------------------------------------------     ---------------------------
Signature (Joint Owners)                             Date